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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): August 3, 2000

JONES SODA CO.

(Exact Name of Registrant as Specified in Charter)

Washington (State or Other Jurisdiction of Incorporation)	333-75913 (Commission File Number)	91-1696175 (IRS Employer Identification No.)
234 9th Avenue North, Seattle, Washington (Address of Principal Executive Offices)	98109 (Zip Code)

(206) 624-3357

Registrant's telephone number, including area code

Urban Juice & Soda Company Ltd.

(Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

    On June 26, 2000, the shareholders of Urban Juice & Soda Company Ltd., a Wyoming corporation, approved the merger of the company with and into Jones Soda Co., a Washington corporation (the "Merger"). The Merger became effective on August 2, 2000 with the filing of articles of merger with the Secretaries of State of the States of Washington and Wyoming. In connection with the Merger, the company's name changed to Jones Soda Co., and its trading symbol chaged to JSDA and JSD on the OTC Bulletin Board and Canadian Venture Exchange, respectively, to reflect the company's new name. A copy of the related press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

    (c) Exhibits.

    99.1
    Press release dated August 3, 2000: "URBAN JUICE AND SODA COMPANY LTD. RECEIVES APPROVAL FOR NAME CHANGE TO JONES SODA CO. -Stock Symbols Change to JSD on CDNX; JSDA on OTC Bulletin Board"

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JONES SODA CO.
By:	/s/ PETER VAN STOLK Peter Van Stolk President and Chief Executive Officer

Dated: August 3, 2000

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated August 3, 2000: "URBAN JUICE AND SODA COMPANY LTD. RECEIVES APPROVAL FOR NAME CHANGE TO JONES SODA CO. -Stock Symbols Change to JSD on CDNX; JSDA on OTC Bulletin Board"

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SIGNATURE